Net Income Per Common Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Note 11 – Net Income Per Common Share

The Company reports earnings per share in accordance with ASC Topic 260-10, "Earnings per Share." Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares available. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

Potential common shares as of December 31, 2013 include 3,467,000 stock options and 4,779,460 shares from the conversion of preferred shares. Potential common shares as of December 31, 2012 include 250,000 warrants, 1,685,000 stock options and 4,779,460 from the conversion of preferred shares.